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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 AUGUST 19, 2003

                          CRAFTMADE INTERNATIONAL, INC.


      DELAWARE                       000-26667                      75-2057054
(STATE OF INCORPORATION)      (COMMISSION FILE NO.)       (IRS EMPLOYER IDENTIFICATION NO.)
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                         650 SOUTH ROYAL LANE, SUITE 100
                              COPPELL, TEXAS 75019
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 393-3800



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ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99.1 Text of press release of Craftmade International, Inc. issued on August 19, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a) On August 19, 2003, Craftmade International, Inc. (the "Company") issued a press release announcing its financial results for the year ended June 30, 2003 and certain other information. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CRAFTMADE INTERNATIONAL, INC.


Date: August 19, 2003                             By: /s/ Kathleen B. Oher
                                                      -------------------------
                                                      Kathleen B. Oher
                                                      Chief Financial Officer


                                  EXHIBIT INDEX

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
Exhibit No.       Description
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
   99.1     --    Press Release of the Craftmade International, Inc. dated August 19, 2003.
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